Exhibit 10.2
RELEASE OF CERTAIN GUARANTORS
Reference is made to that certain Third Supplemental Indenture, dated as of June 2, 2020 (the “Third Supplemental Indenture”), among Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust), a Maryland real estate investment trust, U.S. Bank National Association, as Trustee (the “Trustee”), each of the Subsidiaries listed on Schedule 1 attached hereto (each, a “Released Guarantor”) and certain other Subsidiaries of the Company, as Guarantors, to the Indenture, dated as of February 18, 2016 (the “Indenture”), between the Company and the Trustee, relating to the Company’s 9.750% Senior Notes due 2025 (the “Notes”). The terms defined in the Third Supplemental Indenture are used herein as therein defined, unless otherwise defined herein.
Pursuant to Section 6 of the Third Supplemental Indenture, the undersigned, as Trustee, hereby confirms the release and discharge of each Released Guarantor from any and all obligations and liabilities under the Subsidiary Guarantee, and further hereby confirms the termination and release of each Released Guarantor of all other obligations under the Third Supplemental Indenture, the Indenture or the Notes, each as of January 29, 2021.

Dated as of March 5, 2021.
U.S. Bank National Association, as Trustee
By:    /s/ David W. Doucette
Name: David W. Doucette
Title: Vice President

SCHEDULE 1
RELEASED GUARANTORS

1.SNH Alpharetta LLC, a Delaware limited liability company
2.SNH Blaine Inc., a Maryland corporation
3.SNH Clear Brook LLC, a Delaware limited liability company
4.SNH Clear Creek Properties Trust, a Maryland real estate investment trust
5.SNH Durham LLC, a Delaware limited liability company
6.SNH Glenview (Patriot) LLC, a Delaware limited liability company
7.SNH Harrisburg LLC, a Delaware limited liability company
8.SNH Independence Park LLC, a Delaware limited liability company
9.SNH Maryland Heights LLC, a Delaware limited liability company
10.SNH Medical Office Properties LLC, a Delaware limited liability company
11.SNH Medical Office Properties Trust, a Maryland real estate investment trust
12.SNH Phoenix (Cotton) LLC, a Delaware limited liability company
13.SNH REIT Irving LLC, a Delaware limited liability company
14.SNH REIT Rockwall LLC, a Delaware limited liability company
15.SNH REIT San Antonio LLC, a Delaware limited liability company
16.SNH St. Louis LLC, a Delaware limited liability company
17.SNH Valencia LP, a Delaware limited partnership